                                                                     EX-99.d.1.a
                                    EXHIBIT A
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                ABERDEEN ASSET MANAGEMENT INC. AND ABERDEEN FUNDS

                         EFFECTIVE AS OF ________, 2008

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                 Fund                                   Assets                         Investment Advisory Fee
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Aberdeen Select Mid Cap Growth Fund      $0 up to $250 million                                 0.80%
                                         $250 million up to $1 billion                         0.77%
                                         $1 billion up to $2 billion                           0.74%
                                         $2 billion up to $5 billion                           0.71%
                                         $5 billion and more                                   0.68%
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Aberdeen Tax-Free Income Fund            $0 up to $250 million                                 0.425%
                                         $250 million up to $1 billion                         0.375%
                                         $1 billion and more                                   0.355%
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Aberdeen Small Cap Fund                  up to $100 million                                    0.95%
                                         $100 million or more                                  0.80%
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Aberdeen Select Small Cap Fund           All Assets                                            0.95%
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Aberdeen Natural Resources Fund          $0 up to $500 million                                 0.70%
                                         $500 million up to $2 billion                         0.65%
                                         $2 billion and more                                   0.60%
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Aberdeen Technology and Communications   $0 up to $500 million                                 0.88%
Fund                                     $500 million up to $2 billion                         0.83%
                                         $2 billion and more                                   0.78%
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Aberdeen Health Sciences Fund            $0 up to $500 million                                 0.90%
                                         $500 million up to $2 billion                         0.85%
                                         $2 billion and more                                   0.80%
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Aberdeen Select Growth Fund              $0 up to $500 million                                 0.90%
                                         $500 million up to $2 billion                         0.80%
                                         $2 billion and more                                   0.75%
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Aberdeen Select Equity Fund              $0 up to $500 million                                 0.80%
                                         $500 million up to $2 billion                         0.70%
                                         $2 billion and more                                   0.65%
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Aberdeen Equity Long-Short Fund          $0 up to $250 million                                 1.50%
                                         $250 million and more                                 1.25%
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Aberdeen China Opportunities Fund        $0 up to $500 million                                 1.25%
                                         $500 million up to $2 billion                         1.20%
                                         $2 billion and more                                   1.15%
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Aberdeen Optimal Allocations Funds:      All Assets                                            0.15%
   Growth Fund
   Moderate Growth Fund
   Moderate Fund
   Specialty Fund
   Defensive Fund
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Aberdeen Developing Markets Fund         $0 up to $500 million                                 1.05%
                                         $500 million up to $2 billion                         1.00%
                                         $2 billion and more                                   0.95%
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Aberdeen International Equity Fund       $0 up to $500 million                                 0.90%
                                         $500 million up to $2 billion                         0.85%
                                         $2 billion and more                                   0.80%
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Aberdeen Select Worldwide Fund           $0 up to $500 million                                 0.90%
                                         $500 million up to $2 billion                         0.85%
                                         $2 billion and more                                   0.80%
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Aberdeen Global Financial Services Fund  $0 up to $500 million                                 0.90%
                                         $500 million up to $2 billion                         0.85%
                                         $2 billion and more                                   0.80%
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Aberdeen Global Utilities Fund           $0 up to $500 million                                 0.70%
                                         $500 million up to $2 billion                         0.65%
                                         $2 billion and more                                   0.60%
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Aberdeen Hedged Core Equity Fund         All Assets                                            1.25%
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Aberdeen Small Cap Opportunities Fund    $0 up to $500 million                                 0.85%
                                         $500 million up to $2 billion                         0.75%
                                         $2 billion and more                                   0.70%
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Aberdeen Market Neutral Fund             All Assets                                            1.25%
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Aberdeen Small Cap Growth Fund           $0 up to $500 million                                 0.95%
                                         $500 million up to $2 billion                         0.85%
                                         $2 billion and more                                   0.80%
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Aberdeen Small Cap Value Fund            $0 up to $500 million                                 0.95%
                                         $500 million up to $2 billion                         0.85%
                                         $2 billion and more                                   0.80%
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Aberdeen Core Income Fund                $0 up to $2                                           0.30%
                                         billion                                               0.275%
                                         $2 billion up to $5                                   0.25%
                                         billion
                                         $5 billion or
                                         more
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Aberdeen Core Plus Income Fund           $0 up to $500 million                                 0.325%
                                         $500 million up to $1 billion                         0.305%
                                         $1 billion up to $5 billion                           0.285%
                                         $5 billion and more                                   0.255%
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